Redeemable Preferred Stock	12 Months Ended
Dec. 31, 2021
Redeemable Preferred Stock
Redeemable Preferred Stock

Note 8. — Redeemable Preferred Stock

As disclosed within Note 13. — Commitments and Contingencies, on July 15, 2021, the Maryland Court of Appeals affirmed the decision of the Circuit Court (and the Court of Special Appeals) in granting summary judgment in favor of the plaintiffs on the Preferred B voting rights and, although the Court of Appeals found the voting rights provision to be ambiguous, it concluded that the extrinsic evidence presented to the Circuit Court, which it found to be undisputed, supported the plaintiffs’ interpretation that the voting rights provision required separate voting by the Preferred B stockholders to amend the Preferred B Articles Supplementary. Accordingly, the 2009 amendments to the Preferred B Articles Supplementary were not validly adopted and the 2004 Preferred Articles Supplementary remain in effect.

As a result, as of December 31, 2021, the Company has cumulative undeclared dividends in arrears of approximately $19.1 million, or approximately $28.71 per outstanding share of Preferred B, thereby increasing the liquidation value to approximately $53.71 per share. Additionally, every quarter the cumulative undeclared dividends in arrears will increase by $0.5859 per Preferred B share, or approximately $390 thousand. The liquidation preference, inclusive of Preferred B cumulative undeclared dividends in arrears, is only payable upon declaration by the Board of Directors, settlement, voluntary or involuntary liquidation, dissolution or winding up of the Company’s affairs. In addition, once the Circuit Court determines basis for an appropriate record date, the Company will be required to pay the three quarters of dividends on the Preferred B stock under the 2004 Preferred B Articles Supplementary (approximately $1.2 million, which had been previously accrued for.) Co-Plaintiff Camac Fund LP called for a special meeting of the Preferred B stockholders for the election of two additional directors, which was originally convened at approximately 9:00 a.m. pacific time on October 13, 2021. A quorum was not present at the meeting as originally convened and all of the shares present at the Special Meeting voted in favor of adjourning the Special Meeting to Tuesday, November 23, 2021 at 9:00 a.m., Pacific Time. A quorum was not present at the meeting as reconvened on Tuesday, November 23, 2021 at 9:00 a.m. pacific time, and the Special Meeting was further adjourned to January 6, 2022 at 9:00 a.m. pacific time. At the reconvened Special Meeting held on Thursday, January 6, 2022, a quorum was not present, and the meeting was concluded. As a quorum was not established at the Special Meeting, no Preferred Directors have yet been elected by the holders of Series B Preferred Shares.

At December 31, 2021, the Company had $70.9 million in outstanding liquidation preference of Series B and Series C Preferred Stock. The holders of each series of Preferred Stock, which are non-voting and redeemable at the option of the Company, retain the right to a $25.00 per share liquidation preference (plus cumulative unpaid dividends in the case of the Series Preferred Stock) in the event of a liquidation of the Company and the right to receive dividends on the Preferred Stock if any such dividends are declared.

Common and preferred dividends are included in the reconciliation of earnings per share beginning July 15, 2021, which was the date the Maryland Court of Appeals affirmed the decision in granting summary judgment in favor of the plaintiffs on the Preferred B voting rights. Cumulative preferred dividends, whether or not declared, are reflected in basic and diluted earnings per share in accordance with FASB ASC 260-10-45-11, despite not being accrued for on the consolidated balance sheets.